UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C. 20549



                         FORM 8-K

                      CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 17, 1998
                                                ________________

            INTEGRATED MEDICAL RESOURCES, INC.

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  (Exact name of registrant as specified in its charter)

       Kansas                          0-21427               48-1096410
____________________________      ___________________    ___________________
(State or other jurisdiction     (Commission File No.)   (IRS Employer
 of incorporation)                                        Identification No.)


       11320 West 79th Street, Lenexa, Kansas  66214

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      (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (913) 962-7201

                            N/A

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(Former name or former address, if changed since last report.)

ITEM 5:  Other Events

  As part of a financing arrangement entered into with the Company on March 5, 1998, KMI loaned the Company $1,600,000 at an interest rate of 8.5% pursuant to a Note Purchase Agreement, as amended (the "Note Purchase Agreement"), and Convertible Note, as amended (the "Note"), and received four options to purchase shares of common stock at increasing share prices and with staggered exercise dates. On March 31, 1998, KMI invested $500,000 in stock of the Company by exercising a portion of its initial option to purchase shares of the common stock of the Company.

  On April 17, 1998, Kardatzke Management, Inc. ("KMI") converted the Note into 744,186 shares of common stock of the Company and invested an additional $775,000 in stock of Integrated Medical Resources, Inc. (the "Company") by exercising the remaining portion of its initial option to purchase shares of the common stock of the Company and by exercising a portion of its second option to purchase shares of the common stock of the Company. The Company issued 360,464 shares of common stock to KMI in connection with the exercise of these options. KMI and the Company also executed an agreement whereby KMI and Dr. E. Stanley Kardatzke, a principal of KMI, agreed to postpone the exercise of any additional options on the common stock of the Company until the Company receives shareholder approval for the issuance of those shares.

  In addition, following the conversion of the Note and the exercise of the entire initial option, Dr. Kardatzke has joined the Company, effective April 20, 1998, in the capacity of Chief Executive Officer and Chairman of the Board of Directors pursuant to the terms of the Note Purchase Agreement. Dr. Kardatzke has a three year employment contract with the Company and, in connection with his employment, may receive options to purchase an aggregate of 600,000 shares of common stock at a purchase price of $2.15 per share which vest over four years.

  The Company has a $1,400,000 loan outstanding from its two major outside investors that is due May 31, 1998 and which will automatically convert into securities of the Company at the same per share price as the conversion of the KMI loan. However, on April 17, 1998, the investors and the Company agreed that the automatic conversion of the loan will not take place until the stockholders of the Company have approved the issuance of additional shares in connection with such loan.

ITEM 7:  Exhibits

Exhibit       Description

   4(h)       Agreement to Postpone Time of Exercise by and among the Company,
              E. Stanley Kardatzke and KMI, dated as of April 17, 1998.

   4(i) Waiver and Amendment by and among the Company and Institutional Venture Partners VI Limited Partnership, IVP Founders Fund I, Institutional Venture Management VI, and Frazier Healthcare II L.P.(collectively, the "Investors"), dated as of April 17, 1998.

                        SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           INTEGRATED MEDICAL RESOURCES, INC.
                                (Registrant)


April 27, 1998              /s/ Beverly O. Elving
                           __________________________________________________
                           Beverly O. Elving
                           Chief Financial Officer and Vice President,
                           Finance and Administration
                           (Authorized Officer and Principal Financial and Accounting Officer)

                       EXHIBIT INDEX


Exhibit
Number        Description

  4(h)        Agreement to Postpone Time of Exercise by and among the Company,
              E. Stanley Kardatzke and KMI, dated as of April 17, 1998.

   4(i) Waiver and Amendment by and among the Company and Institutional Venture Partners VI Limited Partnership, IVP Founders Fund I, Institutional Venture Management VI, and Frazier Healthcare II L.P. (collectively, the "Investors"), dated as of April 17, 1998.

                                         EXHIBIT 4(h)


          AGREEMENT TO POSTPONE TIME OF EXERCISE


  THIS AGREEMENT (the "Agreement") is made and entered into as of the 17th day of April, 1998, by and among Kardatzke Management, Inc., a Florida corporation ("KMI"), E. Stanley Kardatzke ("Kardatzke") and Integrated Medical Resources, Inc., a Kansas corporation (the "Company").

  WHEREAS, simultaneously with the execution of this Agreement, KMI plans to convert a note dated March 5, 1998 in the amount of $1,600,000 issued by the Company, and amended as of March 31, 1998 (the "Note"), into shares of Common Stock of the Company; and

  WHEREAS, the Note further grants KMI four options to purchase a total of 2,300,000 shares of Common Stock of the Company; and

  WHEREAS, on March 31, 1998, KMI exercised one half of its initial option to purchase shares of Common Stock of the Company pursuant to Section 6.6(a) of the Note (the "Initial Note Option") by investing $500,000 in the Company in exchange for 232,558 shares of Common Stock (the "First Initial Option Shares"); and

  WHEREAS, simultaneously with the execution of this Agreement, KMI intends to exercise the other half of such Initial Note Option by investing an additional $500,000 in the Company in exchange for an additional 232,558 shares of Common Stock (the "Second Initial Option Shares"); and

  WHEREAS, simultaneously with the execution of this Agreement, KMI intends to exercise a portion of its second option to purchase shares of Common Stock of the Company pursuant to Section 6.6(b) of the Note (the "Second Note Option") by investing an additional $275,000 in the Company in exchange for an additional 127,906 shares of Common Stock (the "Subsequent Option Shares"); and

  WHEREAS, KMI has entered into a management consulting agreement by and between the Company and KMI dated as of March 5, 1998 (the "Consulting Agreement"), which Consulting Agreement grants KMI options to purchase 300,000 shares of the Company's Common Stock (the "Consulting Option") pursuant to the terms of the Consulting Agreement; and

  WHEREAS, upon the conversion of the Note and the exercise of the entire Initial Note Option by KMI, the Company may enter into an employment agreement (the "Employment Agreement") with Kardatzke, pursuant to which the Company may grant options to Kardatzke to purchase a total of up to 600,000 shares of the Company's Common Stock, subject to the terms of the Employment Agreement; and

  WHEREAS, other than the issuance of the First Initial Option Shares, the Second Initial Option Shares, the Subsequent Option Shares and those shares to be issued upon conversion of the Note, the parties hereto desire to postpone the issuance of shares of the Company to KMI and Kardatzke until after stockholder approval is received therefor.

  NOW, THEREFORE, in consideration of the premises hereof, the mutual promises made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Subject to compliance by KMI and Kardatzke with Section 2 hereof, the Company hereby waives the requirement of Section 6.3 of the Note that the Note may not be converted until the Company has received stockholder approval.

2 Other than exercising the First Initial Option Shares, the Second Initial Option Shares, the Subsequent Option Shares and receiving the shares issuable upon conversion of the Note, KMI and Kardatzke agree that they shall not exercise any options, or portions thereof, to purchase shares of the Company or cause the Company to issue any additional shares to them until the stockholders of the Company consent thereto by approving proposal 2 and proposal 3 of the Company's proxy statement for the annual meeting of stockholders expected to be held May 29, 1998.

3. KMI acknowledges that the First Initial Option Shares, the Second Initial Option Shares, the Subsequent Option Shares and the shares issuable upon conversion of the Note have not been listed with the Nasdaq Stock Market. The Company will use its reasonable best efforts to list the First Initial Option Shares, the Second Initial Option Shares, the Subsequent Option Shares and the shares issuable upon conversion of the Note as soon as practicable and to provide the Holder with a certificate representing such shares from the Company's transfer agent, bearing the appropriate restrictive legends.

4. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                           KARDATZKE MANAGEMENT, INC.


                           By:       /s/ E. Stanley Kardatzke
                                  ____________________________________________
                           Name:  E. Stanley Kardatzke
                           Title Chairman and Chief Executive Officer




                                    /s/ E. Stanley Kardatzke
                                   ___________________________________________
                                   E. Stanley Kardatzke




Acknowledged and Agreed:


INTEGRATED MEDICAL RESOURCES, INC.



By:      /s/ Troy A. Burns
     __________________________________________
Name: Troy A. Burns
Title:   Chief Executive Officer

                                         EXHIBIT 4(i)


                   WAIVER AND AMENDMENT


  This Waiver and Amendment is entered into by and among  Institutional  Venture
Partners VI Limited Partnership, IVP Founders Fund I, Institutional Venture Management VI, and Frazier Healthcare II L.P. (collectively, the "Investors") and Integrated Medical Resources, Inc. (the "Company") as of the 17th day of April, 1998.

  WHEREAS, each of the Investors currently holds a Convertible Subordinated Promissory Note dated December 11, 1997 (collectively, the "Notes") issued by the Company in the aggregate amount of $1,400,000 pursuant to a Note and Warrant Agreement by and among the Investors and the Company dated as of December 11, 1997 and amended as of March 5, 1998 (the "Note Agreement"); and

  WHEREAS, the outstanding principal balance of each of the Notes shall be automatically converted upon the closing of the Company's next equity financing (the "Next Financing") involving the receipt by the Company of, in the aggregate, more than $2,600,000 (excluding amounts received on conversion of the Notes), into the securities issued in the Next Financing (the "Securities"); and

  WHEREAS, each of the Investors currently holds a Stock Purchase Warrant dated December 11, 1997 (collectively, the "Warrants") which may be exercised for the purchase of shares of Common Stock of the Company following the Next Financing; and

  WHEREAS, Kardatzke Management, Inc. ("KMI") plans make an equity investment in the Company sufficient to constitute the Next Financing; and

  WHEREAS, the Company and the Investors desire to postpone the issuance of shares of the Company above those issued to KMI pursuant to the Next Financing until after stockholder approval is received therefor.

  NOW  THEREFORE,   for  good  and  valuable  consideration,   the  receipt  and
sufficiency of which is hereby acknowledged, the Company and the Investors hereby agree as follows:

1. The portions of Sections-3(a) and 3(b) of the Notes requiring that the Notes automatically convert into securities of the Company upon the Next Financing is hereby waived by the Investors, and such waiver is hereby consented to by the Company, provided, however, that the Investors and the Company agree that the Notes shall automatically convert into securities of the Company pursuant to the terms of Sections 3(a) and 3(b) of the Notes immediately following approval by the stockholders of Company of the issuance of additional shares in connection with the Notes.

2. The Investors hereby waive the right to exercise the Warrants pursuant to Section-2 of the Warrants, and such waiver is hereby consented to by the Company, provided, however, that the Investors may exercise the Warrants upon the approval by the Company's stockholders of the issuance of additional shares in connection with the Warrants.

3. All other provisions of the Notes and Warrants remain in full force and effect.

4. This Waiver and Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

  IN WITNESS WHEREOF, the Investors have exercised this waiver and amendment as of the date first above written.


                       THE INVESTORS:

                       Institutional Venture Partners VI Limited Partnership

                           By Institutional Venture Management VI, its General Partner

                       By:     /s/ Samuel D. Colella
                           ___________________________________________________
                           Samuel D. Colella
                           General Partner

                       IVP Founders Fund I

                           By Institutional Venture Management VI, its General Partner

                       By:     /s/ Samuel D. Colella
                           ___________________________________________________
                           Samuel D. Colella
                           General Partner

                       Institutional Venture Management VI

                       By:     /s/ Samuel D. Colella
                           ___________________________________________________
                           Samuel D. Colella
                           General Partner

                       Frazier Healthcare II L.P.

                           By FHM II LLC, its
                           General Partner

                       By:     /s/ Alan D. Frazier
                           ___________________________________________________
                           Alan D. Frazier
                           General Partner

                       THE COMPANY:

                       Integrated Medical Resources, Inc.


                       By:      /s/ Troy A. Burns
                           ___________________________________________________
                           Troy A. Burns
                           Chief Executive Officer